Exhibit 4.1

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.)
	BY	TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE
NUMBER			SHARES

	HUGHES COMMUNICATIONS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

HUGHES COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificates of Incorporation of the Corporation, and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of is duly authorized officers

Dated:

CHIEF EXECUTIVE OFFICER AND PRESIDENT	[corporate seal]	VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

The Corporation will furnish without charge to each stockholder who so requests from its secretary the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restriction of such powers, preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM – as tenants in common	UNIF GIFT MIN ACT – Custodian
(Cust) (Minor)
TEN ENT – as tenants by entireties	under Uniform Transfer to Minors

JT TEN – as joint tenants with right of survivorship	Act
and not as tenants in common	(State)

Additional abbreviations may also be used through not in the above list.

For value received                      herby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________________________ Shares of the

capital stock represented by the within Certificate, and do-hereby irrevocably constitute and appoint ______________________

______________________________________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED

THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.